UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 22, 2018

EQT GP Holdings, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37380	30-0855134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by EQT GP Holdings, LP (EQGP) on May 22, 2018 (the Initial Form 8-K), the transactions described below were completed on that date.

Drop-Down Transaction

On May 22, 2018, EQT Midstream Partners, LP (EQM), a Delaware limited partnership and a subsidiary of EQGP, through EQM’s wholly owned subsidiary EQM Gathering Holdings, LLC, a Delaware limited liability company (EQM Gathering and together with EQM, the EQM Parties), completed the previously announced acquisition of all of the outstanding limited liability company interests in each of (i) Rice West Virginia Midstream LLC (Rice West Virginia), (ii) Rice Olympus Midstream LLC (Rice Olympus) and (iii) Strike Force Midstream Holdings LLC (Strike Force Holdings and together with Rice West Virginia and Rice Olympus, the Subject Companies) (such acquisition, the Drop-Down Transaction), pursuant to the terms of the Contribution and Sale Agreement, dated as of April 25, 2018, by and among the EQM Parties, EQT Corporation, a Pennsylvania corporation and the ultimate parent company of each of EQM and EQGP (EQT), and Rice Midstream Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of EQT (Rice Midstream and together with EQT, the EQT Parties).

The consideration paid by the EQM Parties to the EQT Parties at the closing of the Drop-Down Transaction consisted of (i) an aggregate of 5,889,282 common units representing limited partner interests in EQM and (ii) aggregate cash consideration of $1.15 billion, subject to customary purchase price adjustments. As a result of the closing, Rice West Virginia, Rice Olympus and Strike Force Holdings are each wholly owned subsidiaries of EQM Gathering. In addition, Strike Force Midstream LLC, a Delaware limited liability company in which Strike Force Holdings owns a 75% limited liability company interest (Strike Force Midstream), is now a wholly owned subsidiary of EQM following EQM Gathering’s acquisition of 25% of the outstanding limited liability company interests in Strike Force Midstream from an affiliate of Gulfport Energy Corporation on May 1, 2018.

IDR Transaction

As previously disclosed, on April 25, 2018, EQT, Rice Midstream GP Holdings LP, a Delaware limited partnership and wholly owned subsidiary of EQT (RMGH), and EQGP entered into an Incentive Distribution Rights Purchase and Sale Agreement (the RMP IDR Purchase Agreement) pursuant to which, subject to the terms and conditions thereof, EQGP agreed to acquire all of the issued and outstanding incentive distribution rights of Rice Midstream Partners LP from RMGH in exchange for 36,293,766 common units representing limited partner interests in EQGP (the IDR Transaction).  On May 22, 2018, the parties to the RMP IDR Purchase Agreement completed the IDR Transaction.

This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K to include the financial statements of businesses acquired required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).  Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The audited combined financial statements of the Subject Companies for the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Report of Independent Auditors (collectively, the Audited Annual Combined Financial Statements), are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed combined balance sheets of the Subject Companies as of March 31, 2018 and December 31, 2017, and the unaudited combined statements of operations, statements of cash flows and statements of equity of the Subject Companies for the three months ended March 31, 2018 and 2017, as well as the accompanying notes thereto (collectively, the Unaudited Quarterly Condensed Combined Financial Statements), are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)                                 Pro forma financial information.

The unaudited pro forma condensed combined financial statements, and the related notes thereto, required to be filed under Item 9.01(b) (collectively, the Pro Forma Financial Statements), are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Annual Combined Financial Statements

99.2	Unaudited Quarterly Condensed Combined Financial Statements

99.3	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP HOLDINGS, LP

By: EQT GP Services, LLC, its General Partner

Date: July 23, 2018	By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Signature Page to Form 8-K/A (EQT GP Holdings, LP)